                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

         / /      Preliminary Proxy Statement

         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

         /X/      Definitive Proxy Statement

         / /      Definitive Additional Materials

         / /      Soliciting Material Under Rule 14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                             WESTERN INVESTMENT LLC
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                          PARADIGM PARTNERS, N.W., INC.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                 MICHAEL DUNMIRE
                                   PAUL DEROSA
                                  DAVID B. FORD
                                 ELYSE NAKAJIMA

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange  Act
         Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify  the  previous  filing by  registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid

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     (2) Form, Schedule or Registration Statement No:

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     (3) Filing Party:

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     (4) Date Filed:

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                     WESTERN INVESTMENT HEDGED PARTNERS L.P.

                                 August 22, 2006

Dear Fellow Stockholder:

         Western Investment Hedged Partners L.P. ("Western Investment") together with our fellow  participants in this  solicitation  is the largest  investor in
Tri-Continental  Corporation  ("Tri-Continental" or the "Company").  We made our initial  investment in Tri-Continental in 1999, and over time have increased the amount of our  investment.  We write to you  regarding  the  special  meeting of stockholders  scheduled  to be held at the  offices  of  Venable  LLP, 2 Hopkins
Plaza, 18th Floor, Baltimore, Maryland 21202, on September 28, 2006 at 9:30 a.m.
Western  Investment  does not believe that the current board of directors of the
Company  is acting in your  best  interests.  Western  Investment  is  therefore seeking your support at the special  meeting of  stockholders  for the following purposes:

         1.    To  elect   Western   Investment's   slate  of  nominees  to  the
               Tri-Continental  Board, each to hold office until the 2009 annual meeting of the Company's  stockholders and until their successors are elected and qualify;

         2.    To oppose the  Company's  proposal to approve an amendment to the
               Company's  charter to provide  that the  presence in person or by proxy of  stockholders  entitled to cast at least one-third (1/3)
               of all of the votes entitled to be cast at a stockholder  meeting constitutes a quorum,  unless a higher percentage is specified in the bylaws of the Company; and

         3.    To transact  such other  business as may properly come before the special meeting or any adjournment or postponement thereof.

         Western  Investment  urges you to carefully  consider  the  information contained in the attached proxy statement and then support its efforts by voting your shares  today by  telephone or via the Internet as detailed in the enclosed
GOLD proxy card,  or by signing,  dating and  returning  today the enclosed GOLD proxy card in the postage paid envelope  provided.  The attached proxy statement and GOLD proxy card are first being  furnished to the  stockholders  on or about
August 22, 2006.

         IF YOU HAVE  ALREADY  SENT A PROXY CARD  FURNISHED  BY  TRI-CONTINENTAL
MANAGEMENT  TO  TRI-CONTINENTAL,  YOU HAVE  EVERY  RIGHT TO CHANGE  YOUR VOTE BY
SIGNING,  DATING AND  RETURNING THE ENCLOSED GOLD PROXY CARD OR BY FOLLOWING THE
INSTRUCTIONS FOR TELEPHONE OR INTERNET VOTING DETAILED THEREON. ONLY YOUR LATEST
DATED PROXY CARD COUNTS!

         If you have any  questions  or require  assistance  voting your shares, please  contact  Innisfree  M&A  Incorporated,  which is assisting  us, at their address and toll-free number listed on the following page.

                                     Thank you for your support,

                                     /s/ Arthur D. Lipson
                                     -------------------------------------------
                                     Arthur D. Lipson
                                     Western Investment Hedged Partners L.P.

--------------------------------------------------------------------------------
If you have any questions or need assistance voting your shares, please call:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                               New York, NY 10022

                 Stockholders Call Toll-Free at: (877) 456-3510
                Banks and Brokers Call Collect at: (212) 750-5833
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLEASE BE ADVISED:

o    TRI-CONTINENTAL'S STOCK HAS UNDERPERFORMED THE S&P 500 INDEX ON A LONG-TERM
     BASIS (page 6)

o    TRI-CONTINENTAL'S NAV DISCOUNT IS UNACCEPTABLE (page 9)

o    ALL OF THE CURRENT MEMBERS OF THE  TRI-CONTINENTAL  BOARD ARE A DIRECTOR OR
     TRUSTEE OF AT LEAST 23 REGISTERED INVESTMENT COMPANIES MANAGED BY SELIGMAN,
     TRI-CONTINENTAL'S MANAGER (page 10)

o    ONGOING INQUIRY OF SELIGMAN BY THE OFFICE OF THE NEW YORK ATTORNEY GENERAL,
     WHICH NAMES WILLIAM MORRIS AND SELIGMAN.  MR. MORRIS IS ONE OF MANAGEMENT'S
     NOMINEES FOR REELECTION TO THE BOARD AND IS CURRENTLY CHAIRMAN OF THE BOARD
     (page 10)
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                       2

                         SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                           TRI-CONTINENTAL CORPORATION
                            -------------------------

                                 PROXY STATEMENT
                                       OF
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.

                            -------------------------

     PLEASE VOTE YOUR SHARES TODAY BY TELEPHONE OR INTERNET, AS DESCRIBED IN
        THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING
           THE GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

         Western Investment Hedged Partners L.P., a Delaware limited partnership
("Western Investment" or "we"), is a significant  stockholder of Tri-Continental
Corporation,  a  Maryland  corporation  ("Tri-Continental"  or  the  "Company").
Western  Investment is writing to you in  connection  with the election of three nominees to the board of  directors  of  Tri-Continental  (the  "Tri-Continental
Board") at the  special  meeting  of  stockholders  scheduled  to be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore,  Maryland 21202,
on September 28, 2006 at 9:30 a.m.,  including any adjournments or postponements thereof  and any  meeting  which  may be called in lieu  thereof  (the  "special meeting").  This proxy  statement (the "proxy  statement") and the enclosed GOLD proxy card are first being  furnished  to  stockholders  on or about  August 22,
2006.

         This  proxy  statement  and the  enclosed  GOLD  proxy  card are  being furnished to stockholders of Tri-Continental by Western Investment in connection with the  solicitation of proxies from  Tri-Continental's  stockholders  for the following proposals:

         1.    To  elect   Western   Investment's   slate  of  nominees  to  the
               Tri-Continental  Board, each to hold office until the 2009 annual meeting of the Company's  stockholders and until their successors are elected and qualify;

         2.    To oppose the  Company's  proposal to approve an amendment to the
               Company's  charter to provide  that the  presence in person or by proxy of  stockholders  entitled to cast at least one-third (1/3)
               of all of the votes entitled to be cast at a stockholder  meeting constitutes a quorum,  unless a higher percentage is specified in the bylaws of the Company; and

         3.    To transact  such other  business as may properly come before the special meeting or any adjournment or postponement thereof.

         Western Investment, Western Investment LLC ("WILLC"), Arthur D. Lipson,
Western  Investment  Activism  Partners LLC ("WIAP"),  Western  Investment Total
Return Master Fund Ltd. ("WITR"),  Benchmark Plus Institutional Partners, L.L.C.
("BPIP"),  Benchmark Plus Partners,  L.L.C. ("BPP"),  Benchmark Plus Management,
L.L.C. ("BPM"), Paradigm Partners, N.W., Inc. ("PPNW"), Scott Franzblau,  Robert
Ferguson,  Michael  Dunmire,  Paul DeRosa,  David B. Ford and Elyse Nakajima are
members  of  a  group  (the  "Group")  formed  in  connection  with  this  proxy solicitation and are deemed participants in this proxy solicitation.

         Tri-Continental  has set the close of  business on July 25, 2006 as the record date (the "record date") for determining  stockholders entitled to notice of and to vote at the  special  meeting.  The mailing  address of the  principal executive  offices of  Tri-Continental  is 100 Park Avenue,  New York,  New York
10017.  Stockholders  of record at the close of business on the record date will be entitled to vote at the special meeting. According to Tri-Continental,  as of the record date, there were 105,533,774 shares of common stock outstanding, $.50 par value per share (the "Common  Shares"),  each Common  Share  entitled to one vote per share,  and there were  752,740  shares of $2.50  cumulative  preferred stock  outstanding (the "Preferred  Shares" and together with the Common Shares, the "Shares"),  each Preferred  Share entitled to two votes per share. As of the record date,  Western  Investment,  along with all of the  participants  in this solicitation,  were the beneficial  owners of an aggregate of 10,037,341  Common
Shares and 200 Preferred Shares, which represent approximately 9.4% of the votes entitled  to be  cast at the  special  meeting  (based  on the  Company's  proxy statement). The participants in this solicitation intend to vote such Shares for the  election  of  Western  Investment's  nominee  directors,  and  against  the
Company's Charter amendment proposal.

THIS  SOLICITATION IS BEING MADE BY WESTERN  INVESTMENT AND NOT ON BEHALF OF THE
BOARD OF DIRECTORS OR MANAGEMENT OF  TRI-CONTINENTAL.  WESTERN INVESTMENT IS NOT
AWARE OF ANY OTHER  MATTERS TO BE BROUGHT  BEFORE THE  SPECIAL  MEETING.  SHOULD
OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME
BEFORE THIS  SOLICITATION,  BE BROUGHT BEFORE THE SPECIAL  MEETING,  THE PERSONS
NAMED AS PROXIES IN THE  ENCLOSED  GOLD PROXY CARD WILL VOTE ON SUCH  MATTERS IN
THEIR DISCRETION.

WESTERN  INVESTMENT  URGES  YOU TO VOTE IN  FAVOR  OF THE  ELECTION  OF  WESTERN
INVESTMENT'S  NOMINEES  AND AGAINST THE  COMPANY'S  CHARTER  AMENDMENT  PROPOSAL
DESCRIBED  HEREIN,  EITHER BY  TELEPHONE  OR BY  INTERNET  AS  DESCRIBED  IN THE
ENCLOSED  GOLD PROXY CARD OR BY SIGNING,  DATING AND RETURNING THE ENCLOSED GOLD
PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO TRI-CONTINENTAL  MANAGEMENT, YOU MAY REVOKE
THAT PROXY AND VOTE IN FAVOR OF WESTERN INVESTMENT'S  NOMINEES,  AND AGAINST THE
COMPANY'S CHARTER AMENDMENT  PROPOSAL DESCRIBED HEREIN, BY VOTING YOUR SHARES BY
TELEPHONE  OR BY INTERNET AS  DESCRIBED  IN THE  ENCLOSED  GOLD PROXY CARD OR BY
SIGNING,  DATING AND RETURNING  THE ENCLOSED  GOLD PROXY CARD.  THE LATEST DATED
PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO
THE SPECIAL  MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY
DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL
MEETING  TO  WESTERN  INVESTMENT,  C/O  INNISFREE  M&A  INCORPORATED,  WHICH  IS
ASSISTING IN THIS SOLICITATION,  OR TO THE SECRETARY OF TRI-CONTINENTAL  (WITH A
COPY TO  INNISFREE  M&A  INCORPORATED),  OR BY VOTING  IN PERSON AT THE  SPECIAL
MEETING.

                                    IMPORTANT

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

         IF YOU HAVE  ALREADY  SENT A PROXY CARD  FURNISHED  BY  TRI-CONTINENTAL
MANAGEMENT  TO  TRI-CONTINENTAL,  YOU HAVE  EVERY  RIGHT TO CHANGE  YOUR VOTE BY
SIGNING,  DATING AND  RETURNING THE ENCLOSED GOLD PROXY CARD OR BY FOLLOWING THE
INSTRUCTIONS FOR TELEPHONE OR INTERNET VOTING DETAILED THEREON. ONLY YOUR LATEST
DATED PROXY CARD COUNTS!

         YOU MAY VOTE YOUR SHARES BY TELEPHONE OR INTERNET,  AS DESCRIBED IN THE
ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING TODAY THE ENCLOSED
GOLD PROXY CARD,  MARKED FOR THE ELECTION OF WESTERN  INVESTMENT'S  NOMINEES AND
AGAINST THE COMPANY'S CHARTER AMENDMENT PROPOSAL.

o    If your Shares are registered in your own name, you may vote your Shares by following the  instructions  for Internet  voting  detailed on the enclosed
     GOLD proxy card, by calling the toll-free number contained  therein,  or by signing,  dating and mailing the  enclosed  GOLD proxy card in the enclosed return envelope to Western Investment,  c/o Innisfree M&A Incorporated,  in
     the enclosed postage-paid envelope today.

o    If any of your Shares are held in the name of a brokerage firm,  bank, bank nominee  or other  institution  on the record  date,  only it can vote such
     Shares and only upon receipt of your  specific  instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GOLD  proxy  card.  In  addition,  if you hold your  Shares in a brokerage  or bank  account,  your  broker or bank may allow you to provide your voting  instructions  by  telephone or  Internet.  Please  consult the materials you receive from your broker or bank prior to authorizing a proxy by  telephone  or Internet.  Western  Investment  urges you to confirm your instructions  in writing to the person  responsible for your account and to provide a copy of such  instructions to Western  Investment,  c/o Innisfree
     M&A Incorporated, who is assisting in this solicitation, at the address and telephone  numbers  set forth  below,  and on the back  cover of this proxy statement,  so that we may be aware of all  instructions and can attempt to ensure that such instructions are followed.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (877) 456-3510
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                     ADDITIONAL INFORMATION CAN BE FOUND AT:
                                WWW.FIXMYFUND.COM

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         As you may be aware,  Tri-Continental  held its 2006 Annual  Meeting of stockholders on May 4, 2006, at which we proposed three nominees for election to the  Tri-Continental  Board.  As you probably  know, at the 2006 Annual  Meeting neither our nor the  Company's  nominees  received  enough  votes to be elected.
Accordingly, the existing directors would have remained in office until the 2007
Annual  Meeting  when they would have again been up for  election.  For  reasons which  we  do  not  find  compelling,  the  current  Tri-Continental  Board  has determined  that it cannot let well enough  alone,  but that it needs to call an unnecessary special meeting for the election of the three directors. There is no requirement  for this special  meeting  under either state law or the  Company's bylaws.  Although we oppose  disturbing  you with an  unnecessary  election,  as significant  long-term  investors  in  Tri-Continental  we  are  forced  by  the directors'  actions to move forward and again submit  nominees as an alternative to the Company's nominees.

         WE BELIEVE THAT THIS COSTLY  ELECTION IS THE MOST IMPORTANT  EVENT THAT
TRI-CONTINENTAL  STOCKHOLDERS  HAVE EVER FACED, AND WILL AFFECT THE DIRECTION OF
TRI-CONTINENTAL  FOR YEARS TO COME. It represents an opportunity to help restore to Tri-Continental  the values and vision which for many years made it a leading fund.  We  believe  that  although  for many years  Tri-Continental  has been an excellent investment choice, under recent  Tri-Continental  management and board of directors, leadership problems have developed, many of which are discussed in this proxy statement.  We do not believe that the current  Tri-Continental Board has vigorously represented the interests of all stockholders.

         At this special  meeting,  the Company has announced that it will again put forward the same three people for election to the Tri-Continental Board that failed to be elected at the Company's  2006 Annual  Meeting.  We have proposed a slate of three  outstanding  nominees  for  election  at the  September  special meeting.  We believe our slate  includes world class  investors,  and that their election would clearly be in the best interests of all stockholders.

                                  OUR NOMINEES

         The following  information sets forth the name, age,  business address,
present  principal   occupation,   and  employment  and  material   occupations,
positions,  offices, or employments for the past five years of each of our three nominee directors (the "Nominees").

         PAUL DEROSA (AGE 64) has been a principal  since  November  1998 of Mt.
Lucas Management  Corporation,  an asset management company.  From March 1988 to
July 1995, Mr. DeRosa served as Managing Director of Eastbridge  Capital Inc., a bond trading company.  Previously,  Mr. DeRosa served in various capacities with
Citibank NA,  including as a Division Head of Citicorp  Investment Bank where he was entrusted with the  responsibility of managing  Citibank's  proprietary bond
portfolio.   He  also  has  extensive  experience   supervising  the  investment
management process.  Mr. DeRosa is currently a director of Intervest  Bancshares
Corporation  (ticker:  IBCA), a highly successful financial holding company. Mr.
DeRosa received a Ph.D. in Economics from Columbia  University and has served as a staff economist for the Federal Reserve Bank of New York. The business address of Mr. DeRosa is c/o MT Lucas, LLC, 730 Fifth Avenue,  New York, NY 10019. As of
the  record  date,  Mr.  DeRosa   beneficially  owned  100  Common  Shares.  For
information  regarding  purchases  and  sales  during  the  past  two  years  of
securities  of  Tri-Continental   that  are  now  or  were  once  deemed  to  be
beneficially owned by Mr. DeRosa, see Schedule I to this proxy statement.

         DAVID B. FORD (AGE 60) was a partner and then a managing  director from
1986 to 2003, and co-head of Global Asset Management from 1994 to 2003, with The
Goldman  Sachs  Group,  Inc.,  a leading  international  investment  banking and securities  firm.  As co-head,  Mr. Ford was  integrally  involved in  Goldman's investment management business,  including the selection and review of portfolio managers.  Goldman Sachs is widely  considered to be one of the world's  leading asset managers. Mr. Ford currently serves on Wharton's Board of Overseers and is a member of the  Board of  Trustees  for  Florida  State  University.  Mr.  Ford
received a Bachelor of Science from Florida  State  University  and a Masters of
Business   Administration   from  the  Wharton   School  at  the  University  of
Pennsylvania.  The  business  address  of Mr.  Ford is c/o DBF  Associates,  375
Greenwich  Street,  New  York,  NY  10013.  As of  the  record  date,  Mr.  Ford beneficially  owned 100 Common Shares. For information  regarding  purchases and sales during the past two years of securities of Tri-Continental that are now or were once deemed to be  beneficially  owned by Mr. Ford,  see Schedule I to this proxy statement.

         ARTHUR  D.  LIPSON  (AGE  63)  has  been  managing  private  investment partnerships  since  1995.  He has been the sole  managing  member of  WILLC,  a
Delaware  limited  liability  company  that has  acted as the  general  partner, managing member or investment manager, as the case may be, of private investment partnerships  in the Western  Investment  funds since 1997.  Western  Investment specializes  in investing in  undervalued  companies.  Mr. Lipson has additional substantial  experience  in sales & trading and research,  including  previously heading all fixed income research for Lehman Brothers and for Paine Webber,  was a known leader in the  industry,  and created,  among other  things,  the Lehman
Brothers  bond indices.  Mr. Lipson  received a Masters of Science from Columbia
University  and  a  Bachelor  of  Science  from  the  California   Institute  of
Technology.  The business  address of Mr. Lipson is c/o Western  Investment LLC,
2855 E.  Cottonwood  Parkway,  Suite 110,  Salt Lake City,  UT 84121.  As of the
record date,  Mr.  Lipson  beneficially  owned  6,998,416  Common Shares and 200
Preferred  Shares,  consisting  of 901 Common Shares held directly by Mr. Lipson and  6,997,515  Common  Shares and 200 Preferred  Shares  beneficially  owned by
WILLC.  Mr. Lipson may be deemed to beneficially own the 6,997,515 Common Shares and 200 Preferred Shares beneficially owned by WILLC by virtue of his ability to vote and  dispose  such  shares  as the  sole  managing  member  of  WILLC.  For information  regarding  purchases  and  sales  during  the  past  two  years  of
securities  of  Tri-Continental   that  are  now  or  were  once  deemed  to  be
beneficially owned by WILLC, see Schedule I to this proxy statement.

         The information provided above has been furnished to Western Investment by the Nominees. The Nominees are citizens of the United States of America. None of the Nominees are  "interested  persons" of the Company  within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940.

OUR INTERESTS ARE ALIGNED WITH YOURS

         Western Investment and the other participants are significant investors in Tri-Continental and remain committed to our investment in Tri-Continental. We made our first  investment in the Company as long ago as 1999, and currently are
Tri-Continental's  largest  stockholder.  Our  interests  are  aligned  with the interests of all stockholders-if our investment in Tri-Continental  prospers, so does yours.  WE HAVE NO INTENTION OF SEEKING TO OPEN-END OR LIQUIDATE  THE FUND.
Western  Investment  believes that our three  Nominees  together have  extensive experience in private and public investment, a history of outstanding investment
records,  and  have  outstanding  credentials,   including  having  held  senior
positions at The Goldman Sachs Group,  Inc.,  Citibank NA,  Lehman  Brothers and
Paine Webber.  If elected,  the Nominees will work on behalf of all stockholders to influence the Tri-Continental Board to take all actions necessary to maximize the value of your Shares and to reduce  Tri-Continental's  share price net asset value discount to less than 5% of the underlying value of its shares  including, without limitation, to consider additional market purchases or self-tenders.

TRI-CONTINENTAL'S STOCK HAS UNDERPERFORMED THE S&P 500 INDEX ON A LONG-TERM BASIS

         Tri-Continental  has underperformed the S&P 500 index in 12 of the last
15 years. If you had invested $100 in an S&P 500 index fund on December 31, 1990 instead of  Tri-Continental,  you would be almost $150 richer  today.  The chart below shows the annual percentage  amount since 1990 by which  Tri-Continental's net asset value ("NAV")  return either fell short of the S&P 500 index return or exceeded the S&P 500 index return.

       [THE CHART CONTAINS THE DATA POINTS CONTAINED IN THE TABLE BELOW.]

                            Stockholder return at year-end.  Tri-Continental NAV vs. S&P 500 Index

 1991      1992    1993    1994     1995    1996    1997    1998     1999     2000     2001    2002    2003     2004    2005
 ----      ----    ----    ----     ----    ----    ----    ----     ----     ----     ----    ----    ----     ----    ----

(2.56%)   (0.20%) (1.12%) (3.52%)  (6.78%) (1.51%) (6.71%) (2.78%)  (10.37%)  0.81%    1.69%  (4.25%) (2.85%)   2.48%  (2.25%)

         We find it  unacceptable  that for each year other than 2000,  2001 and
2004,  Tri-Continental's NAV return has underperformed the S&P 500 index for the past 15 years.  Western  Investment  is  particularly  troubled  that the active management  of the  Company's  manager,  J.  & W.  Seligman  & Co.  Incorporated
("Seligman"),  has  produced  such  inferior  NAV returns to those  available by investment in an S&P 500 index fund.  While we consider the S&P 500 index a good comparison,  investors  cannot  invest  directly in an index or an average,  and there are no expenses or fees involved in calculating an index return,  unlike a fund which pays fees and expenses.

         Tri-Continental's NAV return has underperformed the S&P 500 index in 12
of  the  last  15  years.   Since  1990,  the  S&P  500  index  has  appreciated
approximately  414% while an investment in  Tri-Continental  has only  increased approximately  264%.  The table  below  measures  Tri-Continental's  annual  NAV performance  against the S&P 500 index since 1990 (assuming a $100 investment on
December 31, 1990 and reinvestment of capital gains and dividends).

         [THE CHART CONTAINS THE DATA POINTS CONTAINED IN THE TABLE BELOW.]

           December 31          Tri-Continental NAV         S&P 500 index
           -----------          -------------------         -------------

              1990                    $100.00                  $100.00
              1991                    $127.91                  $130.47
              1992                    $137.40                  $140.41
              1993                    $149.70                  $154.55
              1994                    $146.40                  $156.59
              1995                    $191.50                  $215.44
              1996                    $232.57                  $264.90
              1997                    $294.55                  $353.27
              1998                    $370.55                  $454.24
              1999                    $410.09                  $549.81
              2000                    $376.09                  $499.78
              2001                    $337.73                  $440.36
              2002                    $248.74                  $343.04
              2003                    $313.01                  $441.45
              2004                    $354.83                  $489.49
              2005                    $364.27                  $513.52

         Amazingly,  every  $100  that  was  invested  in  Tri-Continental  from
December  31, 1990 to December  31, 2005 led to almost $150 in  underperformance relative to the S&P 500 index.

         Looked at another way, an investment in Tri-Continental NAV on December
31, 1990 has produced only approximately 71% of the gains that the S&P 500 index has seen in the same period. The chart below measures the percentage  investment underperformance  since 1990 of an investment in Tri-Continental NAV as compared to the S&P 500 index.

         [THE CHART CONTAINS THE DATA POINTS CONTAINED IN THE TABLE BELOW.]

                             Tri-Continental Percentage
                             Underperformance Since 1990
                                  vs. S&P 500 Index
                            Year-End            Percentage
                              1990               100.00%
                              1991                98.04%
                              1992                97.86%
                              1993                96.86%
                              1994                93.49%
                              1995                88.89%

                              1996                87.80%
                              1997                83.38%
                              1998                81.58%
                              1999                74.59%
                              2000                75.25%
                              2001                76.69%
                              2002                72.51%
                              2003                70.90%
                              2004                72.49%
                              2005                70.94%

SUB-PAR PERFORMANCE CONTINUES

         For the  six-month  period ended June 30, 2006,  Tri-Continental's  NAV return has been just 1.48%.  In  contrast,  the S&P 500 index has seen a gain of
2.71% in the same period, significantly higher than Tri-Continental.

TRI-CONTINENTAL'S NAV DISCOUNT IS UNACCEPTABLE

         Tri-Continental's  share price has traded at a persistent  double-digit discount to its per share net asset  value that ranged  between 14% and 18% from
1995 to 2005 (as of year-end  for each such year).  Thus,  when  Tri-Continental stockholders  sell  their  shares  they are  forced to leave  behind a  sizeable portion of the value underlying those shares. We believe that the persistence of this  discount  is in  part  due  to the  failed  management  and  disappointing
investment  results  generated  by  Seligman,   the  market's  expectation  that
substantially  similar  results  will  continue,  and the  perception  that  the persistent  and  substantial  NAV  discount  is not  being,  and  will  not  be, addressed. Tri-Continental stockholders are being damaged twice by the discount;
once with substandard  returns on their investment and again, should they choose to leave the fund,  with the  discounted  market  price they  receive  for their shares.  We believe the fair value of a share of common stock should be its NAV, or a value very close.

         The table below  shows the  discount of the  Company's  year-end  stock price to the Company's year-end NAV since 1995.

                                                   NAV
                    December 31                 Discount
                    -----------                 --------
                       1995                       -18%
                       1996                       -18%
                       1997                       -17%
                       1998                       -16%
                       1999                       -15%
                       2000                       -18%
                       2001                       -14%
                       2002                       -16%
                       2003                       -16%
                       2004                       -16%
                       2005                       -16%

         As an  existing  Tri-Continental  stockholder,  Western  Investment  is extremely concerned that Tri-Continental's  common stock continues to trade at a double-digit  NAV  discount.  Assuming a NAV  discount  of 16% (the  discount on
December  31,  2005),  this  had the  effect  that,  for  each $1 of  underlying
Tri-Continental  net asset value, a share of Tri-Continental  common stock would trade at approximately 84 cents. So long as the NAV discount persists,  existing
Tri-Continental  stockholders  who sell their  shares of common  stock will sell them at a discount to the  underlying  net asset value.  Tri-Continental  common stock is traded on the New York Stock Exchange,  and share prices are determined by the market,  which to date has determined share prices to be at a discount to
NAV.

         The persistence and scale of the NAV discount is especially damaging to those  long-term  Tri-Continental  stockholders  who may need to cash out  their
Tri-Continental  investment in order to meet their  retirement  living needs.  A survey  of  stockholders  in the  Company's  annual  report  for the year  ended
December 31, 2004 reported that over 75% of the stockholders  surveyed were aged
65 or older.  Company  stockholders  who are seniors  may wish to realize  their
Tri-Continental  investment in the near term.  However,  the presence of a steep
NAV discount means that these  stockholders  cannot receive the underlying value of their investment.  Tri-Continental  should be managed with the best interests of its  stockholders  in mind,  including  the  interests  of its  large  senior investor base.

ALL OF THE  CURRENT  MEMBERS  OF THE  TRI-CONTINENTAL  BOARD ARE A  DIRECTOR  OR
TRUSTEE OF AT LEAST 23  REGISTERED  INVESTMENT  COMPANIES  MANAGED BY  SELIGMAN,
TRI-CONTINENTAL'S MANAGER

         According  to  the  Tri-Continental  proxy  statement,   all  incumbent
independent  Tri-Continental  directors  are a director or trustee of each of at least 23  registered  investment  companies  in the  group of funds  managed  by
Seligman and six of the seven independent  incumbent directors are a director or trustee of each of 24 registered  investment  companies in the Seligman group of funds.  The  Tri-Continental  proxy  statement  advises  that the 24  registered investment  companies  in the  Seligman  group of  funds  comprise  58  separate portfolios.  Other  than  Messrs.  Zino and  Morris,  the  President  and  Chief
Executive  Officer  and  Chairman,  respectively,  WE  BELIEVE  THAT NONE OF THE
COMPANY'S  NOMINEES OR OTHER  DIRECTORS HAS ANY DIRECT  PROFESSIONAL  INVESTMENT
EXPERIENCE, other than through their involvement as a director or trustee of the registered investment companies in the Seligman group of funds.

         While the current composition of the  Tri-Continental  Board appears to satisfy  applicable  securities and investment company laws, we question whether service  by each of  Tri-Continental's  independent  directors  as a trustee  or director of at least 23 registered investment companies is in the best interests of  Tri-Continental's  stockholders.  We do  not  believe  that  an  independent director  should  be a  director  or  trustee  of 23 or more  funds  managed  by
Seligman.  How do  Tri-Continental's  directors have time to adequately  monitor
Tri-Continental's  multi-billion  dollar  portfolio  when  they are  serving  as directors or trustees of at least 23  investment  companies?  We believe that in serving  as trustee  or  director  of so many  registered  investment  companies managed by Seligman, inherent conflicts may arise. For example, we believe it is possible  for a person  serving  in such  multiple  positions  to become  unduly beholden  to  Seligman,  and  less  inclined  to act in the  best  interests  of
Tri-Continental  stockholders,   although  we  have  no  evidence  that  any  of
Tri-Continental  directors  have acted in this way.  Are the current  directors, with at best  limited  investment  experience,  the best  people to perform  the essential task of evaluating Seligman's performance as manager?

ONGOING INQUIRY OF SELIGMAN BY THE OFFICE OF THE NEW YORK ATTORNEY GENERAL

         Perhaps  most  disturbing  of all is the action which the Office of the
New York State Attorney General (the "Attorney General's Office") has determined to commence against  Seligman and a related  investigation by the Securities and
Exchange  Commission.  The  Company  has  disclosed  that since  February  2004,
Seligman,  the manager of Tri-Continental,  has been in discussions with the New

                                       10

York staff of the Securities and Exchange  Commission and the Attorney General's
Office in connection with trading in certain of the Seligman group of funds. The
Attorney General's Office has said that its inquiry concerns apparent fraudulent conduct in Seligman's  secret  arrangements  with certain  preferred  customers, permitting these preferred  customers to engage in mutual fund timing activities that negatively impacted the investment returns to long-term shareholders in the
Seligman funds affected. The Attorney General's Office is also examining whether
Seligman or others engaged in fraudulent conduct relating to Seligman's advisory fees. No settlement  has been reached and the SEC staff has indicated that it is considering  recommending  to the  Commissioners  of the SEC the initiation of a formal action  against  Seligman and Seligman  Advisors,  Inc. While none of the trading  arrangements being investigated  appear to involve the Company,  we are concerned about this inquiry as it involves other funds managed by Seligman.  We are concerned that the existence of such an inquiry may distract Seligman senior
management  and  make  it  more   difficult  to  attract  and  retain   talented
professional staff. The Attorney General's Office has been forced to go to state court to obtain documents and information from Seligman  relating to its inquiry into  trading  practices  involving  the  Seligman  group of funds.  Separately,
Seligman has filed suit in Federal court seeking to stop the Attorney  General's
Office from  pursuing its inquiry as to the  advisory  fees paid by the Seligman group of funds to Seligman.  The affidavit  submitted by the Attorney  General's
Office to state court in connection with its seeking documents that are material and necessary to its market timing  inquiry has raised a number of matters which cause us grave concern. The affidavit states, among other things, that:

o    "The  "dilution" of the value of the Seligman  group of funds due to timing activity is estimated to be in excess of $80 million since 1998."

o    "Based on his investigation to date,  ....... the Attorney General believes that Seligman engaged in 'fraud, deception, concealment, suppression [and]
      false pretense' in violation of" New York's General Business Law.

o    The boards of directors of the Seligman group of funds "are  subservient to
      Seligman."

o    "Seligman's  high costs are the result of the Boards'  failure to negotiate at arms' length with Seligman."

         In its  court  papers,  the  Attorney  General's  Office  says  that it believes that Seligman and its  co-respondents,  William C. Morris, the chairman of the Company's board, and Brian T. Zino, President and Chief Executive Officer
and a director of the  Company,  engaged in separate  frauds  relating to mutual fund timing activities in the Seligman group of funds.  First,  according to the
Attorney General's Office court papers, the respondents  expressly permitted and knowingly tolerated mutual fund timing activities that violated the terms of the
Seligman group of funds'  prospectuses  and harmed  shareholders of the affected funds. Second, following an industry-wide investigation,  the respondents issued a press release that grossly understated the amount of market-timing  activities in the  Seligman  group of funds  and that  created  the false  impression  that shareholders  of affected  Seligman funds had been fully  compensated  through a restitution  payment of less than $2 million divided among three Seligman funds, and a fee reduction on another  Seligman  fund.  The Attorney  General's  Office affidavit states that the "dilution" of the value of the Seligman group of funds due to timing  activity is estimated to be in excess of $80 million  since 1998.
The  Attorney  General's  Office is also  examining  whether  Seligman or others engaged in fraudulent conduct relating to Seligman's advisory fees.

         According to the court papers, Messrs. Morris and Zino own an aggregate of approximately 85% of Seligman.

                                       11

IN LIGHT OF THESE ALLEGATIONS AGAINST MR. MORRIS AND SELIGMAN, EVERY STOCKHOLDER
MUST QUESTION THE JUDGMENT AND INDEPENDENCE OF THE DIRECTORS WHO AGAIN NOMINATED
MR. MORRIS FOR REELECTION AS A DIRECTOR.

TRI-CONTINENTAL  HAS  DISCLOSED  THAT  ANY  RESOLUTION  OF  THESE  MATTERS  WITH
REGULATORY AUTHORITIES MAY INCLUDE, BUT NOT BE LIMITED TO, SANCTIONS, PENALTIES,
INJUNCTIONS  REGARDING  SELIGMAN,  RESTITUTIONS  TO MUTUAL FUND  STOCKHOLDERS OR
CHANGES  IN  PROCEDURES.  SELIGMAN  CLAIMS  THAT  THESE  MATTERS  DO NOT  AFFECT
TRI-CONTINENTAL BUT, ASK YOURSELF,  IS IT IN THE STOCKHOLDERS' BEST INTERESTS TO
HAVE A FUND MANAGER BURDENED WITH THIS INQUIRY AND ALLEGATIONS?

         Tri-Continental  has also disclosed that Seligman  believes it may have violated  applicable  requirements  for certain orders to buy and sell portfolio securities  with  brokerage  firms in  recognition  of their sales of Seligman's mutual funds as a result of compensation  arrangements Seligman had with certain brokerage firms. Seligman has refunded $637,118 to Tri-Continental while denying that  Tri-Continental  has suffered loss from  Seligman's  possible  violations.
Would Seligman have made this payment if its hands were clean?

         Tri-Continental  has disclosed  that there can be no assurance that the
SEC's  investigation  or the Attorney  General  Office's inquiry and any related publicity  will not result in reduced demand for shares of the Seligman group of funds or other adverse consequences.

                    ADDITIONAL INFORMATION ABOUT THE NOMINEES

         As of August  21,  2006,  the  dollar  range of  shares of the  Company beneficially owned by each Nominee is as follows:

                                                             Aggregate Dollar Range of Equity
                                                             Securities in All Funds to be
                                 Dollar Range of Equity      Overseen by Nominee in Seligman
         Name of Nominee       Securities in the Company     Family of Investment Companies*

         Arthur D. Lipson          Over $100,000                     Over $100,000
         Paul DeRosa               $1 to $10,000                     $1 to $10,000
         David B. Ford             $1 to $10,000                     $1 to $10,000

---------------------
     *   If  elected  to the  Tri-Continental  Board,  the  Nominees  would not oversee any registered  investment  company within the Seligman family of investment companies other than the Company.

         There  can be no  assurance  that the  election  of our  Nominees  will improve the Company's business or otherwise enhance stockholder value. Your vote to elect the Nominees  will have the legal effect of replacing  three  incumbent directors of  Tri-Continental  with our  Nominees.  Mr. DeRosa is an investor in
Western Investment and Mr. Ford is an investor in WIAP.

         Other  than as  stated  herein,  the  Nominees  will  not  receive  any compensation  from  Western  Investment  for  their  services  as  directors  of
Tri-Continental,  nor are  there  any  arrangements  or  understandings  between

                                       12

Western  Investment  and any of the  Nominees  or any other  person  or  persons pursuant to which the nomination  described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of Tri-Continental if elected as such at the special meeting. None of the Nominees is a party adverse to Tri-Continental or any of its subsidiaries or has a material interest adverse to Tri-Continental or any of its subsidiaries in any material pending legal proceedings.

         Western  Investment does not expect that the Nominees will be unable to stand for  election,  but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for  substitute  nominees.  In addition,  Western  Investment reserves the right to nominate  substitute persons if  Tri-Continental  makes or announces  any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares  represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if Tri-Continental  increases the size of the Tri-Continental
Board above its existing  size,  increases  the number of directors  whose terms expire at the special  meeting or calls a meeting to fill any  vacancies  on the
Tri-Continental  Board.  Additional  nominations  made pursuant to the preceding sentence are without  prejudice to the position of Western  Investment  that any attempt  to  increase  the  size  of the  current  Tri-Continental  Board  or to reconstitute  or reconfigure  the classes on which the current  directors  serve constitutes an unlawful manipulation of Tri-Continental's corporate machinery.

   YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT'S NOMINEES ON
                         THE ENCLOSED GOLD PROXY CARD.

                                 PROPOSAL NO. 2

                           CHARTER AMENDMENT PROPOSAL

         Tri-Continental  is  seeking  stockholder  approval  of a  proposal  to approve an  amendment to the  Company's  Charter to provide that the presence in person or by proxy of  stockholders  entitled to cast one-third  (1/3) of all of the votes entitled to be cast at a meeting of stockholders  constitutes a quorum and, with respect to any matter that,  under  applicable  statutes or regulatory requirements or the Company's  Charter,  requires approval by a separate vote of one or more classes of stock,  the presence in person or by proxy of the holders of shares  entitled to cast one-third  (1/3) of the votes entitled to be cast by such class on such matter  constitutes a quorum,  unless a higher  percentage is specified in the bylaws of the Company.

         We are gravely  concerned about this proposed  amendment.  We believe a core concept of corporate  democracy is that  stockholders have the right to act to effect fundamental corporate decisions such as the election of directors, and other  important  items.  Crucial  to  having  the  stockholders  act  is  for a substantial number of stockholders to participate in taking any such action. The quorum is the  number of  stockholders  required  to be  present to hold a valid meeting.  Once convened, in many cases just over 50% of the quorum can represent action by the  stockholders.  If the quorum is lowered to one-third (1/3) of all of the votes entitled to be cast,  stockholder action in many instances could be taken by stockholders holding as few as 17% of the votes entitled to be cast. We believe  that this  threshold is just too low. If  management  does not have the support  of more  than 17% of the  votes  entitled  to be  cast,  then we do not believe such action should be approved. Otherwise, it is too easy for management to get its way by courting a minority of stockholders who share its views.

                                       13

         We do not believe the requirement  that holders of a majority of all of the  votes  entitled  to be cast be  present  at a  meeting  is an  unreasonable threshold for holding a stockholder  meeting to determine  fundamental issues of vital importance to stockholders.

         For the  above  reasons,  we ask  stockholders  to oppose  the  Charter amendment proposal.

           YOU ARE URGED TO VOTE AGAINST THE CHARTER  AMENDMENT  PROPOSAL ON THE
ENCLOSED GOLD PROXY CARD.

                                       14

                           VOTING AND PROXY PROCEDURES

         Only  stockholders  of record on the record  date will be  entitled  to notice of and to vote at the special  meeting.  Each Common Share is entitled to one vote. Each Preferred Share is entitled to two votes.  Stockholders  who sell
Shares  before the record date (or acquire them without  voting rights after the record date) may not vote such Shares. Stockholders of record on the record date will retain their voting rights in connection  with the special  meeting even if they sell such  Shares  after  the  record  date.  Based on  publicly  available information,  Western Investment  believes that the only outstanding  classes of securities of  Tri-Continental  entitled to vote at the special  meeting are the
Common Shares and the Preferred Shares.

         Stockholders, including those who expect to attend the special meeting, are urged to vote their Shares today by following the  instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained  therein,  or by signing,  dating and mailing the enclosed  GOLD proxy card in the enclosed  return envelope to Western  Investment,  c/o Innisfree M&A
Incorporated, in the enclosed postage-paid envelope.

         Authorized  proxies will be voted at the special meeting as marked and, in the  absence of  specific  instructions,  will be voted FOR the  election  of
Western Investment's  Nominees,  AGAINST the Charter amendment proposal,  and in the discretion of the person named as proxy on all other matters as may properly come before the special meeting.

         We are asking  you to vote FOR the  election  of  Western  Investment's
Nominees and AGAINST the Charter  amendment  proposal.  The enclosed  GOLD proxy card may only be voted for our  Nominees  and does not confer  voting power with respect to the Company's  nominees.  Stockholders  should refer to the Company's proxy statement for the names, backgrounds, qualifications and other information concerning the Company's nominees.  The participants in this solicitation intend to vote all of their  Shares for the election of Western  Investment's  Nominees and against the Charter  amendment  proposal  and will not vote their  Shares in favor of any of Tri-Continental's director nominees.

QUORUM

         In order to conduct any business at the special meeting,  a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of  stockholders  entitled to cast a majority of all the votes entitled to be cast at the  special  meeting  constitutes  a quorum.  All Shares that are voted "FOR",  "AGAINST" or "ABSTAIN"  (or  "WITHHOLD" in the case of election of directors)  on any matter will count for purposes of  establishing  a quorum and will be treated as Shares entitled to be voted at the special meeting.

VOTES REQUIRED FOR APPROVAL

         ELECTION  OF  DIRECTORS.  Under the  Company's  bylaws,  if a quorum is present at the special  meeting,  nominees  receiving the affirmative  vote of a plurality of the votes cast at the special  meeting will be elected as directors of the Company.

         CHARTER AMENDMENT PROPOSAL. The Company has advised that under Maryland law, to become effective, the Charter amendment proposal must be approved by the affirmative vote of a majority of all votes entitled to be cast on the proposal.

                                       15

ABSTENTIONS

         Abstentions  will be counted for the purpose of  determining  whether a quorum is present. Abstentions will not be counted as votes cast on any proposal set forth in this proxy  statement.  For purposes of the vote on the election of each nominee for director,  abstentions and broker non-votes,  if any, will have no effect on the result of the vote.  For  purposes  of the vote on the  Charter amendment  proposal,  abstentions  and broker  non-votes,  if any, will have the effect of a vote against such proposal.

REVOCATION OF PROXIES

         Stockholders  of  Tri-Continental  may revoke their proxies at any time prior to  exercise  by  attending  the  special  meeting  and  voting  in person
(although attendance at the special meeting will not in and of itself constitute revocation  of a proxy),  by  delivering a  later-dated  proxy by  Internet,  by telephone or by mail,  or by  delivering  a written  notice of  revocation.  The delivery of a later-dated  proxy which is properly  completed will  constitute a revocation  of any earlier  proxy.  The  revocation  may be delivered  either to
Western  Investment  in care of Innisfree  M&A  Incorporated  at the address set forth on the back cover of this proxy  statement  or to  Tri-Continental  at 100
Park  Avenue,  New  York,  New  York  10017 or any  other  address  provided  by
Tri-Continental.   Although  a   revocation   is   effective   if  delivered  to
Tri-Continental,  Western  Investment  requests  that  either  the  original  or photostatic copies of all revocations be mailed to Western Investment in care of
Innisfree  M&A  Incorporated  at the address set forth on the back cover of this proxy statement so that Western  Investment will be aware of all revocations and can more  accurately  determine if and when proxies have been  received from the holders of record on the record  date of a majority of the  outstanding  Shares.
Additionally,  Innisfree M&A  Incorporated  may use this  information to contact stockholders  who have  revoked  their  proxies in order to solicit  later-dated proxies  for the  election  of the  Nominees  and  approval  of other  proposals described herein.

IF YOU WISH TO VOTE FOR THE  ELECTION  OF THE  NOMINEES  TO THE  TRI-CONTINENTAL
BOARD OR AGAINST  THE  CHARTER  AMENDMENT  PROPOSAL,  PLEASE VOTE YOUR SHARES BY
TELEPHONE OR INTERNET,  AS  DESCRIBED  IN THE  ENCLOSED  GOLD PROXY CARD,  OR BY
SIGNING,  DATING AND  RETURNING  PROMPTLY THE ENCLOSED  GOLD PROXY CARD,  IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

                                       16

                             SOLICITATION OF PROXIES

         The  solicitation of proxies  pursuant to this proxy statement is being made by  Western  Investment.  Proxies  may be  solicited  by  mail,  facsimile, telephone, Internet, in person and by advertisements.

         Western  Investment  has entered into an agreement  with  Innisfree M&A
Incorporated  for  solicitation  and advisory  services in connection  with this solicitation,  for which  Innisfree M&A  Incorporated  will receive a fee not to exceed $75,000,  together with  reimbursement  for its reasonable  out-of-pocket expenses,  and will be indemnified  against  certain  liabilities  and expenses, including certain  liabilities under the federal securities laws.  Innisfree M&A
Incorporated  will  solicit  proxies  from  individuals,  brokers,  banks,  bank nominees and other  institutional  holders.  Western  Investment  has  requested banks,  brokerage  houses and other  custodians,  nominees  and  fiduciaries  to forward all solicitation  materials to the beneficial  owners of the Shares they hold of record. Western Investment will reimburse these record holders for their reasonable  out-of-pocket expenses in so doing. It is anticipated that Innisfree
M&A   Incorporated   will   employ   approximately   25   persons   to   solicit
Tri-Continental's stockholders for the special meeting.

         The entire  expense  of  soliciting  proxies  is being  borne by WILLC, subject to certain  limitations,  pursuant to the terms of the Joint  Filing and
Solicitation  Agreement described below.  Western  Investment,  WIAP, WITR BPIP,
BPM, BPP and PPNW have separately  agreed to reimburse WILLC on a pro rata basis for these expenses.  Because WILLC believes that Tri-Continental's  stockholders will  benefit  from the  Solicitation  (defined  below),  WILLC  intends to seek reimbursement from  Tri-Continental,  to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  If necessary, WILLC will ask the Company to submit an  application  in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  WILLC does not  intend to  submit  the  question  of such  reimbursement  to a vote of security holders of the Company unless otherwise  required by law. Costs of this solicitation of proxies are currently  estimated to be  approximately  $375,000.
Western  Investment  estimates  that  through the date  hereof,  its expenses in connection with this Solicitation are approximately $100,000.

                          OTHER PARTICIPANT INFORMATION

         Each member of the Group is a participant in this Solicitation.  Arthur
D. Lipson is the managing member of WILLC, a Delaware limited liability company.
WILLC, a Delaware limited liability  company,  is the general partner,  managing member or investment manager,  as the case may be, of Western  Investment,  WIAP and WITR,  respectively.  The principal business address of Mr. Lipson,  Western
Investment,  WIAP and WITR is c/o Western  Investment  LLC,  2855 E.  Cottonwood
Parkway,  Suite 110, Salt Lake City, UT 84121. The principal business address of
Mr.  DeRosa is c/o MT Lucas,  LLC, 730 Fifth  Avenue,  New York,  NY 10019.  The
principal  business  address of Mr. Ford is c/o DBF  Associates,  375  Greenwich
Street,  New York, NY 10013.  Ms.  Nakajima  does not have a principal  business address.

         As of the record date, Western Investment,  WIAP, and WITR beneficially owned 3,175,015 Common Shares, 3,256,300 Common Shares and 200 Preferred Shares,
and 566,200 Common Shares,  respectively,  constituting approximately 3.0%, 3.0%
and 0.5%, respectively, of the votes entitled to be cast at the special meeting.
Mr. Lipson  directly owned 901 Common Shares,  constituting  less than 1% of the votes  entitled  to be cast at the  special  meeting.  As the  general  partner, managing  member,  or  investment  manager,  as the  case  may  be,  of  Western
Investment, WIAP and WITR, WILLC may be deemed to beneficially own the 6,997,515
Common  Shares  and 200  Preferred  Shares  owned in the  aggregate  by  Western
Investment,  WIAP and WITR as of the  record  date.  As the  managing  member of
WILLC,  Mr. Lipson may be deemed to beneficially own the 6,997,515 Common Shares

                                       17

and 200 Preferred Shares  beneficially  owned by WILLC as of the record date, in addition to the 901 Common Shares owned  directly by Mr. Lipson as of the record date.  As of the  record  date,  Mr.  DeRosa,  Mr.  Ford and Ms.  Nakajima  each beneficially owned 100 Common Shares.

         Messrs. Franzblau,  Ferguson and Dunmire are managing members of BPM, a
Delaware  limited  liability  company.  BPM is the  managing  member of BPIP,  a
Delaware  limited  liability  company.  PPNW, a Washington  corporation,  is the managing member of BPP, a Delaware limited liability company.  Messrs.  Ferguson and Dunmire are the President and Chairman of the Board, respectively,  of PPNW.
The principal  business  address of BPIP,  BPM, BPP,  PPNW, Mr.  Franzblau,  Mr.
Ferguson and Mr. Dunmire is 820 A Street, Suite 700, Tacoma, WA 98402.

         As of the record date,  BPIP and BPP  beneficially  owned 1,515,850 and
1,522,775 Common Shares, respectively, constituting approximately 1.4% and 1.4%, respectively,  of the votes entitled to be cast at the special  meeting.  As the managing  member of BPIP,  BPM may be deemed to  beneficially  own the 1,515,850
Common Shares owned by BPIP. As the managing members of BPM, Messrs.  Franzblau,
Ferguson  and Dunmire may be deemed to  beneficially  own the  1,515,850  Common
Shares  beneficially  owned by BPM. As the managing  member of BPP,  PPNW may be deemed to  beneficially  own the  1,522,775  Common  Shares owned by BPP. As the
President and Chairman of the Board, respectively,  Messrs. Ferguson and Dunmire may be deemed to beneficially own the 1,522,775 Common Shares beneficially owned by PPNW.

         WILLC provides  recommendations  from time to time to BPIP and BPP with respect to purchases and sales of Common  Shares of the Company,  pursuant to an oral  agreement  between  WILLC and BPIP,  and  between  WILLC and BPP.  Each of
Western  Investment,  WILLC,  Mr.  Lipson,  WIAP  and WITR  disclaim  beneficial ownership of the Common  Shares  beneficially  owned by the other members of the
Group. Each of BPIP, BPM and Mr. Franzblau disclaim beneficial  ownership of the
Shares  beneficially  owned by the other  members of the Group.  Each of BPP and
PPNW disclaim beneficial ownership of the Shares beneficially owned by the other members of the Group.  Each of Mr. Ferguson and Mr. Dunmire disclaim  beneficial ownership of the Shares  beneficially  owned by the other  members of the Group, with the exception of BPIP, BPM, BPP and PPNW. Each of Mr. DeRosa,  Mr. Ford and
Ms. Nakajima disclaims  beneficial ownership of the Shares beneficially owned by the other members of the Group.

         Each of  WILLC  and Mr.  Lipson  is  deemed  to have  sole  voting  and dispositive  power over the Shares  reported  as  beneficially  owned by Western
Investment,  WIAP and WITR by virtue  of their  respective  positions  described above.  Each of BPM, Mr.  Franzblau,  Mr.  Ferguson and Mr. Dunmire is deemed to have sole voting and dispositive power over the Common Shares beneficially owned by BPIP by virtue of their respective  positions  described above. Each of PPNW,
Mr. Ferguson and Mr. Dunmire is deemed to have sole voting and dispositive power over the Common Shares reported as beneficially  owned by BPP by virtue of their respective  positions described above.  Neither Western  Investment,  WILLC, Mr.
Lipson,  WIAP nor WITR has voting or dispositive  control over the Common Shares beneficially owned by the other members of the Group.  Neither BPIP, BPM nor Mr.
Franzblau has voting or dispositive  control over the Shares  beneficially owned by the  other  members  of the  Group.  Neither  BPP  nor  PPNW  has  voting  or dispositive  control over the Shares  beneficially owned by the other members of the Group.  Neither  Mr.  Ferguson  nor Mr.  Dunmire  has voting or  dispositive control over the Shares beneficially owned by Western  Investment,  WILLC, WIAP,
WITR, Mr. Lipson, Mr. DeRosa, Mr. Ford and Ms. Nakajima.

         The  principal  business  of WILLC is  acting as the  general  partner, managing  member  and  investment  manager,  as the  case  may  be,  of  Western
Investment,  WIAP and WITR. The principal  occupation of Mr. Lipson is acting as managing member of WILLC. The principal business of Western Investment, WIAP and
WITR is acquiring,  holding and disposing of investments  in various  companies.

                                       18

The  principal  business of BPM is acting as the  managing  member of BPIP.  The principal business of BPIP is acquiring, holding and disposing of investments in various  companies.  The  principal  business of PPNW is acting as the  managing member of BPP. The principal business of BPP is acquiring, holding and disposing of investments in various companies. The principal occupation of Scott Franzblau is acting  as a  managing  member of BPM.  The  principal  occupation  of Robert
Ferguson is acting as a managing member of BPM and as the President and director of PPNW.  The principal  occupation  of Michael  Dunmire is acting as a managing member of BPM and as Chairman of the Board of PPNW. The principal  occupation of
Mr.  DeRosa is serving as a principal of Mt. Lucas  Management  Corporation,  an asset  management  company.  The  principal  occupation  of Mr.  Ford is private investor. The principal occupation of Ms. Nakajima is opera singer.

         For  information   regarding  purchases  and  sales  of  securities  of
Tri-Continental  during the past two years by Western  Investment,  Mr.  Lipson,
WILLC, WIAP, WITR, Mr. DeRosa, Mr. Ford, Ms. Nakajima, BPIP, BPM, BPP, PPNW, Mr.
Franzblau,  Mr. Ferguson,  and Mr. Dunmire and affiliates of Western  Investment that no longer own any Shares,  see Schedule I to this proxy statement.  Western
Investment,  WIAP, WITR, BPIP and BPP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

         On July 3, 2006,  the members of the Group  entered into a Joint Filing and Solicitation  Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect  to  the  securities  of  Tri-Continental  to  the  extent  required  by applicable  law, (b) the parties agreed to solicit  proxies or written  consents for the election of the Nominees,  or any other  person(s)  nominated by Western
Investment and Mr. Lipson, to the  Tri-Continental  Board at the special meeting
(the "Solicitation"), (c) WILLC agreed to indemnify and hold each of Paul DeRosa and David B. Ford  harmless  from and  against any and all claims of any nature, whenever  brought,  arising  from the  Nominee's  nomination  for  election as a director of  Tri-Continental,  and the  related  proxy  solicitation  by Western
Investment,  Arthur  Lipson and  certain  of their  affiliates  and any  related transactions,  irrespective  of the  outcome,  and (d) WILLC  agreed to bear all expenses incurred in connection with the Group's activities,  including approved expenses  incurred by any of the parties in  connection  with the  Solicitation, subject to certain  limitations.  Western Investment,  WIAP, WITR BPIP, BPM, BPP and PPNW have  separately  agreed  to  reimburse  WILLC on a pro rata  basis for expenses  incurred in connection with the  Solicitation.  Because WILLC believes that  Tri-Continental's  stockholders will benefit from the Solicitation,  WILLC intends  to seek  reimbursement  from  Tri-Continental,  to the  fullest  extent permitted by law, of all expenses it incurs in connection with the Solicitation.
If necessary, WILLC will ask the Company to submit an application in this regard to, and obtain an order or a no-action  letter from, the Securities and Exchange
Commission.  WILLC does not intend to submit the question of such  reimbursement to a vote of security holders of the Company.

         Except as set forth in this proxy  statement  (including  the Schedules hereto),  (i) during the past 10 years, no participant in this  Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);  (ii) no participant in this Solicitation  directly or indirectly beneficially  owns any  securities of  Tri-Continental;  (iii) no participant in this  Solicitation  owns any  securities of  Tri-Continental  which are owned of record  but not  beneficially;  (iv) no  participant  in this  Solicitation  has purchased or sold any securities of  Tri-Continental  during the past two years;
(v) no  part  of the  purchase  price  or  market  value  of the  securities  of
Tri-Continental  owned by any participant in this Solicitation is represented by funds  borrowed or  otherwise  obtained  for the purpose of acquiring or holding such securities; (vi) other than a Joint Filing and Solicitation Agreement dated
January  6, 2006 in respect  of the  Company's  2006  annual  meeting,  with the
participants   (other  than  WITR  and  David  B.  Ford),   Western   Investment
Institutional  Partners LLC, Dr.  Marlene A. Plumlee and Matthew S. Crouse party thereto,  no participant in this Solicitation is, or within the past year was, a party to any  contract,  arrangements  or  understandings  with any person  with respect to any  securities of  Tri-Continental,  including,  but not limited to,

                                       19

joint ventures,  loan or option arrangements,  puts or calls, guarantees against loss or  guarantees of profit,  division of losses or profits,  or the giving or
withholding  of  proxies;   (vii)  no  associate  of  any  participant  in  this
Solicitation  owns  beneficially,  directly or  indirectly,  any  securities  of
Tri-Continental;  (viii) no participant in this Solicitation owns  beneficially,
directly  or  indirectly,   any  securities  of  any  parent  or  subsidiary  of
Tri-Continental;  (ix) no participant in this Solicitation or any of his/her/its associates was a party to any  transaction,  or series of similar  transactions, since the beginning of Tri-Continental's  last fiscal year, or is a party to any currently  proposed  transaction,  or series of similar  transactions,  to which
Tri-Continental or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000;  (x) no participant in this Solicitation or any of his/her/its  associates has any arrangement or understanding  with any person with respect to any future employment by Tri-Continental  or its affiliates,  or with respect to any future  transactions to which  Tri-Continental or any of its affiliates  will  or  may  be  a  party;  and  (xi)  no  person,  including  the participants  in  this  Solicitation,  who  is a  party  to  an  arrangement  or understanding  pursuant to which the  Nominees  are proposed to be elected has a substantial  interest,  direct or indirect, by security holdings or otherwise in any matter to be acted on at the special meeting.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Western  Investment is unaware of any other matters to be considered at the special meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this  Solicitation,  be brought before the special  meeting,  the person named as a proxy on the  enclosed  GOLD proxy card will vote on such matters in their discretion.

         Western  Investment  has  omitted  from this  proxy  statement  certain disclosure  required by applicable law that is already included in the Company's proxy  statement.  This disclosure  includes,  among other things,  biographical information on  Tri-Continental's  directors and executive officers,  the dollar range of shares owned by directors of the Company and  information on committees of the Tri-Continental  Board.  Stockholders should refer to the Company's proxy statement in order to review this disclosure.

         According to the Company's proxy statement, the Company's manager is J.
& W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017.

         See  Schedule  II of this proxy  statement  for  information  regarding persons who beneficially own more than 5% of the Shares and the ownership of the
Shares by the management of Tri-Continental.

         The  information  concerning  Tri-Continental  contained  in this proxy statement  and the  Schedules  attached  hereto has been taken from, or is based upon, publicly available information.

                                 WESTERN INVESTMENT HEDGED PARTNERS L.P.

                                 AUGUST 22, 2006

                                       20

                                   SCHEDULE I

           PURCHASES AND SALES IN THE COMMON STOCK OF TRI-CONTINENTAL
                            DURING THE PAST TWO YEARS

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
              Buy                 8,700             10/04/04             16.9404
              Buy                 8,200             10/05/04             16.8862
              Buy                12,300             10/06/04             16.9110
              Buy                14,600             10/07/04             16.8854
              Buy                 3,000             10/08/04             16.7602
              Buy                 6,100             10/12/04             16.6721
              Buy                 1,500             10/13/04             16.7425
              Buy                   400             10/19/04             16.4910
              Buy                13,000             10/20/04             16.3751
              Buy                13,500             10/21/04             16.5128
              Buy                18,600             10/22/04             16.5008
              Buy                 3,100             10/25/04             16.3207
              Buy                21,900             10/26/04             16.5234
              Buy                17,500             10/27/04             16.6873
              Buy                12,800             10/28/04             16.8541
              Buy                   300             10/29/04             16.9352
              Buy                27,500             11/01/04             16.9027
              Buy                32,600             11/02/04             17.0161
              Buy                 8,300             11/02/04             16.9971
              Buy                 4,000             11/12/04             17.6973
              Buy                 5,000             11/15/04             17.7822
              Buy                36,400             12/15/04             18.0468
              Buy                 8,400             12/27/04             18.1645
              Buy                12,200             12/28/04             18.1363
              Buy                16,000             12/31/04             18.2800
              Buy                62,900             12/31/04             18.2800
              Buy                   700             01/10/05             17.9328
              Buy                 2,600             01/11/05             17.8423
              Buy                 3,000             01/13/05             17.6618
              Buy                10,900             01/14/05             17.7564
              Buy                17,500             01/18/05             17.7912
              Buy                 9,600             01/19/05             17.8072
              Buy                 2,000             01/21/05             17.6535
              Buy                 2,500             01/24/05             17.4681
              Buy                   200             01/27/05             17.5835
              Buy                10,600             01/28/05             17.5634
              Buy                 7,500             01/31/05             17.6454
              Buy                 6,900             02/02/05             17.7666
              Buy                24,400             04/18/05             17.2760
              Buy                11,500             04/19/05             17.3535

                                      I-1

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                10,700             04/20/05             17.1833
              Buy                17,900             05/20/05             17.8302
              Buy                13,800             05/23/05             17.9107
              Buy                11,300             05/24/05             17.8940
              Buy                26,500             05/25/05             17.8479
              Buy                56,400             05/26/05             17.9034
              Buy                 5,300             05/27/05             17.9496
              Buy                 1,700             05/27/05             17.9585
              Buy                 2,000             06/03/05             18.0011
              Sell                1,000             07/18/05             18.2707
              Sell                1,300             07/21/05             18.4107
              Buy                   400             07/29/05             18.4800
              Buy                 2,300             10/04/05             18.2565
              Buy                19,000             10/05/05             18.1118
              Buy                30,400             10/06/05             17.9522
              Buy                17,200             10/07/05             17.9067
              Buy                 1,800             10/10/05             17.8944
              Buy                   300             10/11/05             17.8200
              Buy                 2,700             10/12/05             17.6804
              Buy                   100             10/13/05             17.6200
              Buy                27,600             10/14/05             17.6910
              Buy                31,800             10/17/05             17.7842
              Buy                59,800             10/18/05             17.8096
              Buy                95,300             10/19/05             17.8047
              Buy                 5,400             10/20/05             17.9100
              Buy                47,200             10/21/05             17.7650
              Buy                76,500             10/24/05             17.8869
              Buy                 7,300             10/25/05             17.9377
              Buy                 8,200             10/26/05             17.9571
              Buy                   500             10/27/05             17.8360
              Buy                11,300             10/28/05             17.8881
              Buy                12,400             10/31/05             18.0410
              Buy                 5,900             11/02/05             18.1234
              Buy                 1,400             11/08/05             18.2100
              Buy                 6,800             11/09/05             18.2501
              Buy                 1,000             12/01/05             18.7680
              Buy                   315             12/02/05             18.7100
              Buy                   500             12/27/05             18.7300
              Buy                15,100             12/27/05             18.7342
              Buy                 3,800             12/29/05             18.6602
              Sell              400,000             01/06/06             19.1589
              Buy                10,000             01/19/06             19.7500
              Buy                 5,000             01/20/06             19.7470
              Buy                10,700             01/26/06             19.6019
              Buy                 8,600             01/27/06             19.7293
              Buy                 6,600             01/27/06             19.5998
              Buy                 9,600             01/30/06             19.7462

                                      I-2

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                 5,000             02/01/06             19.7170
              Buy                19,800             02/02/06             19.6575
              Buy                 7,500             02/03/06             19.4568
              Buy                17,200             02/06/06             19.4471
              Buy                31,900             02/08/06             19.3886
              Buy                 9,300             02/09/06             19.5183
              Buy                33,600             02/13/06             19.4685
              Buy                68,100             02/14/06             19.5387
              Buy                32,900             02/15/06             19.6410
              Buy                30,000             03/01/06             19.9024
              Buy                19,800             03/07/06             19.8846
              Buy                25,200             03/08/06             19.8854
              Buy                 6,500             03/09/06             19.9822
              Buy                64,200             03/10/06             19.9879
              Buy                12,700             03/13/06             19.9850
              Buy                22,500             03/14/06             20.0925
              Buy                 2,100             03/14/06             20.0698
              Buy                16,400             03/15/06             20.1656
              Buy                 1,500             03/24/06             20.2985
              Buy                31,200             03/30/06             20.2727
              Buy                 9,300             03/31/06             20.3070
              Buy                19,000             04/03/06             20.3504
              Buy                21,500             04/04/06             20.4136
              Buy                65,500             04/05/06             20.5568
              Buy               115,800             04/05/06             20.5550
              Buy                 1,900             04/06/06             20.5676
              Sell                  800             04/06/06             20.6009
              Buy                 3,200             04/07/06             20.5028
              Buy                 7,400             04/10/06             20.4461
              Buy                20,400             04/11/06             20.2968
              Buy                30,400             04/12/06             20.3140
              Buy                16,300             04/13/06             20.2925
              Buy                58,300             04/17/06             20.2629
              Buy                37,200             04/18/06             20.3394
              Buy                46,600             04/19/06             20.5013
              Buy                38,800             04/20/06             20.5273
              Buy                29,000             04/21/06             20.5664
              Buy                40,500             04/24/06             20.5094
              Buy                 5,200             04/25/06             20.4547
              Buy                21,300             04/26/06             20.5862
              Buy                29,300             04/27/06             20.5772
              Buy                22,100             04/28/06             20.5514
              Buy                10,500             05/01/06             20.6084
              Buy                27,300             05/02/06             20.5953
              Buy               400,000             05/04/06             20.5625
              Buy                30,000             05/04/06             20.5189
              Buy                24,500             05/05/06             20.6690

                                      I-3

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Sell                5,300             05/05/06             20.6635
              Sell                  900             05/05/06             20.6594
              Buy                39,800             05/08/06             20.6475
              Buy                59,300             05/15/06             20.0425
              Buy                20,100             05/16/06             20.1099
              Buy                34,400             05/17/06             19.8080
              Buy                42,100             05/18/06             19.7895
              Buy                39,500             05/19/06             19.7235
              Buy                59,100             05/22/06             19.6808
              Buy                22,900             05/23/06             19.7540
              Buy                30,000             05/24/06             19.5736
              Sell               12,000             06/06/06             19.5978
              Sell                  500             06/07/06             19.5544
              Sell                  200             06/08/06             19.2194
      Transferred as Gift           200             07/05/06             N/A

                  WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC
              Buy                 8,100             10/05/04             16.8862
              Buy                12,300             10/06/04             16.9117
              Buy                 5,300             12/03/04             17.9389
              Buy                11,900             12/07/04             17.8839
              Buy                15,000             12/08/04             17.7830
              Buy                14,100             12/09/04             17.8686
              Buy                 3,000             12/10/04             17.8785
              Buy                 3,000             12/10/04             17.8585
              Buy                42,600             12/10/04             17.8571
              Buy                21,100             12/13/04             17.9713
              Buy                70,000             12/15/04             18.0466
              Buy                 3,200             12/22/04             18.0429
              Buy                 6,400             12/23/04             18.1597
              Buy                42,000             12/27/04             18.1635
              Buy                22,500             12/29/04             18.1905
              Buy                 6,000             12/30/04             18.2264
              Buy                 4,300             12/30/04             18.2279
              Buy                   400             12/31/04             18.2835
              Sell                5,300             03/29/05             17.6185
              Sell               11,900             03/29/05             17.6185
              Sell               15,000             03/29/05             17.6185
              Sell               14,100             03/29/05             17.6185
              Sell               42,600             03/29/05             17.6185
              Sell               21,100             03/29/05             17.6185
              Sell               10,000             03/29/05             17.6185
              Sell                1,300             07/21/05             18.4107
              Sell              116,300             01/04/06             18.8591*

---------------------
*    Shares purchased by Western  Investment  Activism Partners LLC from Western
     Investment  Institutional  Partners  LLC.

                                      I-4

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Sell              716,200             01/04/06             18.8593*

                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
              Buy                 2,100             11/02/04             17.0084
              Buy                 8,500             11/03/04             17.1680
              Buy                 5,600             11/04/04             17.2500
              Buy                52,400             11/04/04             17.3245
              Buy                27,600             11/05/04             17.5197
              Buy                30,500             11/05/04             17.5075
              Buy                   700             11/08/04             17.5028
              Buy                 9,200             11/10/04             17.5350
              Buy                 5,500             11/11/04             17.5808
              Buy                 7,500             11/12/04             17.7413
              Buy                15,900             11/12/04             17.6966
              Buy                19,300             11/15/04             17.7817
              Buy                 5,400             11/23/04             17.5320
              Buy                 5,500             12/03/04             17.9445
              Buy                 8,700             12/06/04             17.8893
              Buy                27,100             12/06/04             17.8657
              Buy                24,000             12/08/04             17.7823
              Buy                20,900             12/13/04             17.9710
              Buy                 1,800             12/14/04             18.0085
              Buy                 9,100             12/14/04             18.0289
              Buy                 3,000             12/16/04             18.1185
              Buy                 5,400             12/16/04             18.0866
              Buy                 7,100             12/17/04             18.0631
              Buy                 9,000             12/23/04             18.1587
              Buy                61,000             12/28/04             18.2007
              Buy                30,200             12/29/04             18.1908
              Buy                 6,000             01/03/05             18.2943
              Buy                 6,000             01/04/05             17.8693
              Buy                 3,000             02/03/05             17.6802
              Buy                 9,200             02/04/05             17.7951
              Buy                 3,600             02/07/05             17.9199
              Buy                 3,000             02/09/05             17.9302
              Sell                  300             02/09/05             17.9242
              Buy                 5,400             02/15/05             18.0863
              Buy               198,000             01/03/06             18.6467
              Buy               832,500             01/04/06             18.8603*
              Buy                52,500             01/04/06             18.8811
              Buy                14,300             01/05/06             18.9374
              Sell                4,200             01/05/06             18.9800
              Buy               400,000             01/06/06             19.1605
              Buy             1,161,000             01/06/06             19.3298

---------------------
*    Shares purchased by Western  Investment  Activism Partners LLC from Western
     Investment  Institutional  Partners  LLC.

                                      I-5

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy               164,900             01/06/06             19.1342
              Sell                1,600             01/06/06             19.1394

                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
              Buy                44,900             09/27/04             16.4402
              Sell                5,700             12/31/04             18.2796
              Sell                3,000             12/31/04             18.2796
              Sell                1,000             12/31/04             18.2796
              Sell                2,100             12/31/04             18.2796
              Sell                  500             12/31/04             18.2796
              Sell                  500             12/31/04             18.2796
              Sell                  600             12/31/04             18.2796
              Sell                1,300             12/31/04             18.2796
              Sell                  500             12/31/04             18.2796
              Sell                  400             12/31/04             18.2796
              Sell                  400             12/31/04             18.2796
              Sell                1,000             12/31/04             18.2800
              Sell                1,700             12/31/04             18.2800
              Sell                2,600             12/31/04             18.2800
              Sell                  500             12/31/04             18.2800
              Sell                1,500             12/31/04             18.2800
              Sell                1,200             12/31/04             18.2800
              Sell                  800             12/31/04             18.2800
              Sell                2,000             12/31/04             18.2800
              Sell                1,200             12/31/04             18.2800
              Sell                2,800             12/31/04             18.2800
              Sell                  500             12/31/04             18.2800
              Sell                1,700             12/31/04             18.2800
              Sell                  500             12/31/04             18.2800
              Sell               44,900             12/31/04             18.2800
              Buy                 1,600             06/08/06             19.3963
              Buy                 3,300             06/09/06             19.3296
              Buy                14,400             06/12/06             19.2739
              Buy                 9,200             06/13/06             18.8823
              Buy                 6,600             06/15/06             19.1582
              Buy                12,600             06/16/06             19.1948
              Buy                 3,100             06/19/06             19.0917
              Buy                23,100             06/20/06             19.1099
              Sell                  400             06/21/06             19.2494
              Buy                 3,500             06/22/06             19.1228
              Buy                14,300             06/26/06             19.0804
              Buy                16,900             06/27/06             19.0449
              Buy                27,600             06/28/06             19.0252
              Buy                45,300             06/29/06             19.3292
              Buy                45,700             06/30/06             19.4613
              Buy                36,600             07/03/06             19.5610
              Buy                17,200             07/05/06             19.5003

                                      I-6

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                 6,900             07/06/06             19.5522
              Buy                50,600             07/07/06             19.5210
              Buy                29,700             07/10/06             19.4460
              Buy                16,600             07/11/06             19.4179
              Buy                 4,000             07/13/06             19.1375
              Buy                 1,300             07/14/06             18.8919
              Buy                53,100             07/17/06             18.9185
              Buy                42,400             07/18/06             18.9227
              Buy                10,500             07/19/06             19.1424
              Buy                29,300             07/19/06             19.2811
              Buy                 7,100             07/20/06             19.3516
              Buy                19,200             07/24/06             19.2967
              Sell                3,000             07/24/06             19.2211
              Buy                17,900             07/25/06             19.3654
              Buy                22,500             07/26/06             19.4883
              Buy                12,200             07/27/06             19.6288
              Buy                23,100             07/28/06             19.6993
              Buy                 3,900             07/31/06             19.7273
              Buy                 7,400             08/01/06             19.6111
              Buy                11,700             08/02/06             19.6929
              Buy                21,900             08/03/06             19.7309
              Buy                 1,400             08/07/06             19.5721
              Buy                 6,500             08/08/06             19.6008
              Buy                20,300             08/09/06             19.6371
              Buy                39,900             08/10/06             19.4416
              Buy                 7,000             08/14/06             19.5791

                         BENCHMARK PLUS PARTNERS, L.L.C.
              Buy                 1,100             09/07/04             16.6800
              Buy                 1,900             09/08/04             16.6700
              Buy                24,900             09/09/04             16.6491
              Buy                20,300             09/13/04             16.7549
              Buy                17,200             09/14/04             16.7595
              Buy                 5,300             09/15/04             16.6670
              Buy                 9,700             09/16/04             16.6727
              Buy                12,700             09/20/04             16.7035
              Buy                11,900             09/21/04             16.7356
              Buy                   300             09/22/04             16.6100
              Buy                   100             09/23/04             16.5100
              Buy                17,100             09/24/04             16.5025
              Buy                18,800             09/27/04             16.4260
              Buy                17,100             09/28/04             16.4936
              Buy                 7,000             09/29/04             16.5233
              Buy                36,800             09/30/04             16.5586
              Buy                32,900             10/01/04             16.7452
              Buy                 1,900             10/25/04             16.3500
              Buy                10,600             10/26/04             16.5300

                                      I-7

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                11,000             10/27/04             16.7375
              Buy                14,400             11/22/04             17.6445
              Buy                 9,600             11/23/04             17.6415
              Buy                11,700             11/24/04             17.7291
              Buy                10,300             11/26/04             17.8250
              Buy                 3,500             11/29/04             17.8229
              Buy                 3,400             11/30/04             17.7088
              Buy                12,700             12/14/04             18.0650
              Buy                 9,000             02/15/05             18.1029
              Buy                 3,100             02/16/05             18.1014
              Buy                16,625             02/17/05             18.0405
              Buy                13,700             02/18/05             18.0168
              Buy                29,500             02/22/05             17.8765
              Buy                41,200             02/23/05             17.8677
              Buy                19,600             02/24/05             17.9110
              Buy                10,000             02/25/05             18.1343
              Buy                13,200             02/28/05             18.0367
              Buy                 8,300             03/01/05             18.1270
              Buy                18,700             03/02/05             18.1543
              Buy                 2,000             03/02/05             18.1300
              Buy                   800             03/03/05             18.1750
              Buy                12,300             03/03/05             18.1712
              Buy                15,400             03/04/05             18.3163
              Buy                13,000             03/07/05             18.4154
              Buy                10,900             03/08/05             18.3435
              Buy                 7,000             03/09/05             18.2186
              Buy                 4,000             03/10/05             18.1409
              Buy                 4,000             03/11/05             18.1417
              Buy                 4,900             03/14/05             18.0937
              Buy                 1,700             03/15/05             18.1881
              Buy                 2,900             03/23/05             17.5895
              Buy                 3,600             03/24/05             17.6830
              Buy                11,300             03/28/05             17.6806
              Buy                 7,500             03/29/05             17.6043
              Buy                11,900             03/30/05             17.6705
              Buy                 5,100             03/31/05             17.7907
              Buy                 3,900             04/01/05             17.6739
              Buy                 6,500             04/04/05             17.6396
              Buy                 4,300             04/05/05             17.8015
              Buy                 1,800             04/06/05             17.9002
              Buy                 2,500             04/07/05             17.9313
              Buy                 1,800             04/08/05             17.8366
              Buy                 3,100             04/11/05             17.7921
              Buy                 5,500             04/12/05             17.7106
              Buy                 2,500             04/13/05             17.7822
              Buy                12,600             04/14/05             17.6489
              Buy                 5,700             04/15/05             17.4753

                                      I-8

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                   700             04/18/05             17.2760
              Buy                26,400             04/21/05             17.3440
              Buy                 4,900             04/22/05             17.3303
              Buy                31,700             04/25/05             17.4545
              Buy                17,300             04/26/05             17.4420
              Buy                17,800             04/27/05             17.2971
              Buy                17,600             04/29/05             17.3154
              Buy                 3,600             05/02/05             17.4098
              Buy                 1,800             05/03/05             17.4200
              Buy                 7,200             05/04/05             17.5924
              Buy                17,800             05/05/05             17.6490
              Buy                 5,000             05/06/05             17.6689
              Buy                14,800             05/09/05             17.6438
              Buy                20,500             05/10/05             17.5859
              Buy                27,100             05/11/05             17.5609
              Buy                33,600             05/12/05             17.5536
              Buy                29,200             05/13/05             17.4242
              Buy                58,400             05/16/05             17.4859
              Buy                48,000             05/17/05             17.5502
              Buy                10,700             05/18/05             17.7169
              Buy                24,000             05/27/05             17.9496
              Buy                19,700             05/31/05             17.8876
              Buy                17,900             06/01/05             17.9896
              Buy                 1,900             06/02/05             17.9994
              Buy                 3,250             06/03/05             18.0011
              Buy                   500             06/07/05             18.0594
              Buy                 1,400             06/09/05             17.9495
              Buy                 4,700             06/10/05             17.9077
              Buy                 6,500             06/13/05             17.9750
              Buy                 5,500             06/14/05             17.9682
              Buy                 2,600             06/15/05             17.9993
              Buy                 5,200             06/16/05             18.0634
              Buy                 7,600             06/17/05             18.1829
              Buy                 6,200             06/20/05             18.1638
              Buy                16,100             06/21/05             18.1730
              Buy                17,000             06/22/05             18.1789
              Buy                23,000             06/23/05             18.1218
              Buy                 5,000             06/24/05             17.9375
              Buy                 1,300             06/27/05             17.8266
              Buy                 4,100             07/05/05             17.8661
              Buy                   700             07/06/05             17.8917
              Buy                 3,000             07/07/05             17.8001
              Buy                 4,200             07/08/05             17.9972
              Buy                 4,900             07/11/05             18.1280
              Buy                 4,200             07/12/05             18.1842
              Buy                 9,800             07/13/05             18.1949
              Buy                 2,800             07/15/05             18.2989

                                      I-9

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                 2,600             07/20/05             18.3866
              Buy                 1,100             07/27/05             18.4300
              Buy                 5,700             07/28/05             18.5230
              Buy                 1,200             08/01/05             18.4268
              Buy                 5,000             08/02/05             18.5069
              Buy                   600             08/04/05             18.4879
              Buy                 3,200             08/09/05             18.4103
              Buy                 6,500             08/10/05             18.5466
              Buy                   800             08/11/05             18.4636
              Buy                 1,000             09/09/05             18.4800
              Buy                 3,000             09/19/05             18.2570
              Buy                13,000             03/01/06             19.9024
              Buy                19,500             03/03/06             20.0710
              Buy                 2,100             03/06/06             20.0300
              Buy                46,000             03/14/06             20.0925
              Buy                 7,500             03/17/06             20.3200
              Buy                13,200             03/20/06             20.2923
              Buy                 1,000             03/20/06             20.3050
              Buy                 5,000             03/21/06             20.2962
              Buy                17,000             03/27/06             20.2796
              Buy                13,900             03/28/06             20.3101
              Buy                23,100             03/29/06             20.3029
              Buy                 2,600             03/29/06             20.3088
              Buy                 7,200             03/31/06             20.2826
              Buy                 6,500             04/03/06             20.3516
              Buy                20,200             05/24/06             19.4931
              Buy                 5,100             05/25/06             19.6645
              Buy                   400             05/30/06             19.7900
              Buy                 6,700             05/31/06             19.6307
              Buy                 9,300             06/02/06             19.9484

                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
              Buy                17,000             03/10/05             18.1409
              Buy                15,800             03/11/05             18.1417
              Buy                19,400             03/14/05             18.0937
              Buy                 6,600             03/15/05             18.1881
              Buy                   200             03/16/05             17.9400
              Buy                11,400             03/23/05             17.5895
              Buy                14,600             03/24/05             17.6830
              Buy                44,000             03/28/05             17.6806
              Buy                29,800             03/29/05             17.6043
              Buy               120,000             03/29/05             17.6209
              Buy                47,700             03/30/05             17.6705
              Buy                20,200             03/31/05             17.7907
              Buy                15,400             04/01/05             17.6739
              Buy                25,600             04/04/05             17.6396
              Buy                17,200             04/05/05             17.8015

                                      I-10

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                 7,300             04/06/05             17.9002
              Buy                10,200             04/07/05             17.9313
              Buy                 7,200             04/08/05             17.8366
              Buy                12,500             04/11/05             17.7921
              Buy                21,800             04/12/05             17.7106
              Buy                 9,900             04/13/05             17.7822
              Buy                29,300             04/14/05             17.6489
              Buy                22,700             04/15/05             17.4753
              Buy                31,300             04/18/05             17.2760
              Buy                 8,000             04/21/05             17.3440
              Buy                 2,200             04/22/05             17.3303
              Buy                10,600             04/25/05             17.4545
              Buy                 5,700             04/26/05             17.4420
              Buy                 6,000             04/27/05             17.2971
              Buy                 5,800             04/29/05             17.3154
              Buy                 1,200             05/02/05             17.4098
              Buy                   600             05/03/05             17.4200
              Buy                 1,800             05/04/05             17.5924
              Buy                 4,400             05/05/05             17.6490
              Buy                 1,200             05/06/05             17.6689
              Buy                 3,700             05/09/05             17.6438
              Buy                 5,100             05/10/05             17.5859
              Buy                19,700             05/31/05             17.8876
              Buy                17,900             06/01/05             17.9896
              Buy                10,500             06/02/05             17.9994
              Buy                 4,250             06/03/05             18.0011
              Buy                 7,000             06/06/05             17.9114
              Buy                 3,000             06/07/05             18.0594
              Buy                 6,500             06/08/05             17.9800
              Buy                 7,700             06/09/05             17.9495
              Buy                26,900             06/10/05             17.9077
              Buy                36,600             06/13/05             17.9750
              Buy                31,000             06/14/05             17.9682
              Buy                14,600             06/15/05             17.9993
              Buy                20,800             06/16/05             18.0634
              Buy                31,300             06/17/05             18.1829
              Buy                24,800             06/20/05             18.1638
              Buy                64,500             06/21/05             18.1730
              Buy                69,500             06/22/05             18.1789
              Buy                84,300             06/23/05             18.1218
              Buy                20,600             06/24/05             17.9375
              Buy                 5,100             06/27/05             17.8266
              Buy                 1,300             07/01/05             17.7731
              Buy                16,600             07/05/05             17.8661
              Buy                 2,900             07/06/05             17.8917
              Buy                11,100             07/07/05             17.8001
              Buy                 9,000             07/08/05             17.9972

                                      I-11

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

              Buy                19,500             07/11/05             18.1280
              Buy                16,900             07/12/05             18.1842
              Buy                39,000             07/13/05             18.1949
              Buy                   300             07/14/05             18.2800
              Buy                11,300             07/15/05             18.2989
              Buy                10,500             07/20/05             18.3866
              Buy                 3,300             07/27/05             18.4300
              Buy                22,800             07/28/05             18.5230
              Buy                 4,800             08/01/05             18.4268
              Buy                19,800             08/02/05             18.5069
              Buy                   700             08/03/05             18.4700
              Buy                 2,200             08/04/05             18.4879
              Buy                12,800             08/09/05             18.4103
              Buy                26,200             08/10/05             18.5466
              Buy                 3,100             08/11/05             18.4636
              Buy                 1,600             08/17/05             18.3700
              Buy                 1,400             08/18/05             18.3300
              Buy                   200             08/22/05             18.3900
              Buy                   200             09/06/05             18.2800
              Buy                 1,000             09/09/05             18.4800
              Buy                   600             09/16/05             18.3700
              Buy                12,200             09/19/05             18.2570
              Buy                17,500             02/16/06             19.7394
              Buy                 6,800             02/17/06             19.8256
              Buy                 9,800             02/21/06             19.8003
              Buy                16,600             02/22/06             19.8837
              Buy                 7,900             02/23/06             19.9168
              Buy                 5,700             02/24/06             19.8868
              Buy                27,000             02/27/06             19.9745
              Buy                16,400             05/26/06             19.8188
              Buy                27,600             06/01/06             19.8313
              Buy                 9,300             06/02/06             19.9484
              Buy                20,000             08/15/06             19.7221
              Buy                19,100             08/16/06             19.9379
              Buy                27,200             08/17/06             20.0425
              Buy                38,300             08/18/06             20.2663

                                ARTHUR D. LIPSON
              Buy                 1,000             12/02/05             18.7613
      Transferred as Gift           100             02/24/06              N/A

                                 ELYSE NAKAJIMA
       Received as Gift             100             02/24/06              N/A

                                   PAUL DEROSA
       Received as Gift             100             07/05/06              N/A

                                      I-12

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------

                                  DAVID B. FORD
       Received as Gift             100             07/05/06              N/A

          PURCHASES AND SALES IN THE PREFERRED STOCK OF TRI-CONTINENTAL
                            DURING THE PAST TWO YEARS

                    Western Investment Activism Partners LLC

          Transaction           Quantity             Date               Price ($)
          -----------           --------             ----               ---------
              Buy                   200             07/21/06             42.0585
              Buy                   300             07/26/06             41.9600
              Buy                   500             08/02/06             42.2265
              Buy                   100             08/07/06             42.2700
              Buy                 1,900             08/09/06             42.2137
              Buy                 1,100             08/17/06             42.9345
              Buy                   100             08/18/06             43.1085

                                      I-13

                                   SCHEDULE II

 THE FOLLOWING TABLE IS DERIVED FROM THE COMPANY'S PROXY STATEMENT FILED WITH THE
               SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2006

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below sets forth the beneficial  ownership of (1) each person known  by  the  Company  to be the  beneficial  owner  of  more  than  5% of the outstanding  shares of the Company's  common stock as of July 11, 2006,  and (2)
each  director and  executive  officer of the Company as of June 30, 2006.  Each person had sole or shared  voting or  dispositive  powers  with  respect to such shares.

                                                    Number of
                                                  Common Shares
                                                     Owned            Percentage
Name                                               (rounded)            Owned
----                                               ---------            -----

John R. Galvin                                        1,174               *
Alice S. Ilchman                                      7,442               *
Betsy S. Michel                                       2,282               *
Frank A. McPherson                                   56,425               *
William C. Morris                                   118,225               *
Leroy C. Richie                                       1,000               *
Robert L. Shafer                                      3,066               *
James N. Whitson                                     34,071               *
Brian T. Zino                                        45,119               *
John B. Cunningham                                    2,500               *
Michael F. McGarry                                    1,250               *
Charles W. Kadlec                                     7,595               *
Frank J. Nasta                                        1,041               *
Marco Acosta                                          2,649               *
A Group consisting of Western Investment LLC      9,855,541             9.32%
     and including 14 other members(1)

---------------------
*    LESS THAN 1%

(1)  The Group consists of Western  Investment  LLC,  Arthur D. Lipson,  Western
     Investment Hedged Partners L.P., Western Investment  Activism Partners LLC,
     Western   Investment   Total  Return  Master  Fund  Ltd.,   Benchmark  Plus
     Institutional Partners,  L.L.C., Benchmark Plus Partners, L.L.C., Benchmark
     Plus Management,  L.L.C.,  Paradigm Partners,  N.W., Inc., Scott Franzblau,
     Robert  Ferguson,  Michael  Dunmire,  Paul DeRosa,  David B. Ford and Elyse
     Nakajima.

                                      II-1

                                    IMPORTANT

         Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western  Investment your proxy FOR the election of Western  Investment's  Nominees  and AGAINST the Charter  amendment  proposal described in this proxy statement by voting your Shares by telephone or Internet as  described  in the  enclosed  GOLD proxy  card or by  signing  and dating the enclosed  GOLD  proxy  card,  and  returning  it in  the  postage-paid  envelope provided.

         If any of your Shares are held in the name of a brokerage  firm,  bank, bank  nominee or other  institution,  only it can vote such Shares and only upon receipt of your specific  instructions.  Accordingly,  please contact the person responsible  for your account and instruct that person to execute the GOLD proxy card  representing  your  Shares.  In  addition,  if you hold  your  shares in a brokerage  or bank  account,  your broker or bank may allow you to provide  your voting  instructions by telephone or Internet.  Please consult the materials you receive  from your broker or bank prior to  authorizing  a proxy by telephone or
Internet.  Western  Investment urges you to confirm in writing your instructions to Western  Investment  in care of  Innisfree  M&A  Incorporated  at the address provided  below so that  Western  Investment  will be aware of all  instructions given and can attempt to ensure that such instructions are followed.

  IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CALL:

                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022

                 STOCKHOLDERS CALL TOLL-FREE AT: (877) 456-3510
                BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

                                   GOLD PROXY

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                                                                 PREFERRED STOCK

                           TRI-CONTINENTAL CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT HEDGED PARTNERS L.P.

              THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to
vote  all  shares  of  preferred  stock  of  Tri-Continental   Corporation  (the
"Company") which the undersigned would be entitled to vote if personally present at the special meeting of  stockholders  of the Company  scheduled to be held at the offices of Venable LLP, 2 Hopkins  Plaza,  18th Floor,  Baltimore,  Maryland
21202, on September 28, 2006 at 9:30 a.m., and including at any  adjournments or postponements  thereof and at any meeting  called in lieu thereof (the  "Special
Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with respect to the shares of preferred stock of the Company held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Special Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND AGAINST PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           TRI-CONTINENTAL CORPORATION
       SOLICITATION OF PROXIES BY WESTERN INVESTMENT HEDGED PARTNERS L.P.

                             YOUR VOTE IS IMPORTANT

                 Please take a moment now to vote your shares of
               Tri-Continental Corporation preferred stock for the
                    upcoming Special Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1.   VOTE BY  TELEPHONE  - Please  call  toll-free  from the U.S.  or  Canada at
     1-866-849-9667,  on a touch-tone telephone.  If outside the U.S. or Canada, call 1-215-521-1346.  Please follow the simple recorded  instructions.  You will be required to provide the unique control number shown below.
                                       OR

2.   VOTE BY  INTERNET  -  Please  ACCESS  HTTPS://WWW.PROXYVOTENOW.COM/TY,  and
     follow  the  simple  instructions.  Please  note you must type an "s" after http.  You will be  required  to provide the unique  control  number  shown below.

                            -----------------------

            CONTROL NUMBER:

                            -----------------------

      You may vote by telephone or Internet 24 hours a day, 7 days a week.
              Your telephone or Internet vote authorizes the named
                 proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.

                                       OR

3.   VOTE  BY  MAIL - If you do not  wish to  vote  by  telephone  or  over  the
     Internet,  please sign, date and return the GOLD proxy card in the envelope provided,  and  mail to:  Western  Investment  Hedged  Partners  L.P.,  c/o
     Innisfree  M&A  Incorporated,  FDR  Station,  P.O. Box 5155,  New York,  NY
     10150-5155.

                TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

GOLD PROXY CARD
PREFERRED STOCK

WESTERN  INVESTMENT  HEDGED  PARTNERS  L.P.  ("WESTERN")  RECOMMENDS  A VOTE FOR
PROPOSAL NO. 1 AND AGAINST PROPOSAL NO. 2.

1.   PROPOSAL NO. 1: Western's proposal to elect its slate of director nominees, each  to hold  office  until  the  2009  annual  meeting  of the  Company's stockholders and until their successors are elected and qualify.

         Nominees:                 FOR ALL    WITHHOLD AUTHORITY TO    FOR ALL EXCEPT NOMINEE(S)
         (01) Arthur D. Lipson,    NOMINEES   VOTE FOR ALL NOMINEES          WRITTEN BELOW
         (02) Paul DeRosa,           [ ]                 [ ]           ________________________
         (03) David B. Ford                                            ________________________

2.   PROPOSAL NO. 2: The Company's proposal to approve an
     amendment to the Company's charter to provide that the
     presence in person or by proxy of stockholders entitled
     to cast at least one-third (1/3) of all of the votes
     entitled to be cast at a stockholder meeting
     constitutes a quorum, unless a higher percentage is    FOR  AGAINST ABSTAIN
     specified in the Bylaws of the Company.                [ ]    [ ]     [ ]

3.   To vote and otherwise  represent the  undersigned  on any other matter that may  properly  come  before  the  Special  Meeting  or any  adjournment  or postponement  thereof,  including  voting  on  adjournment  of the  Special
     Meeting with respect to one or more matters in the  discretion of the proxy holder.

                                             DATE:  ____________________________

                                            ------------------------------------
                                                                     (Signature)
                                            ------------------------------------
                                                    (Signature, if held jointly)
                                            ------------------------------------
                                                                         (Title)

                                    WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
                                  SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
                                  TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                     WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS ON THIS PROXY.

                                   GOLD PROXY

                               PLEASE VOTE TODAY!

                  SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------
                                                                    COMMON STOCK

                           TRI-CONTINENTAL CORPORATION

                         SPECIAL MEETING OF STOCKHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT HEDGED PARTNERS L.P.

              THE BOARD OF DIRECTORS OF TRI-CONTINENTAL CORPORATION
                          IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the  undersigned's  attorneys and agents with full power of  substitution  to vote all shares of common stock of  Tri-Continental  Corporation (the "Company")
which the  undersigned  would be entitled to vote if  personally  present at the special  meeting of  stockholders  of the  Company  scheduled  to be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore,  Maryland 21202,
on  September  28,  2006 at 9:30 a.m.,  and  including  at any  adjournments  or postponements  thereof and at any meeting  called in lieu thereof (the  "Special
Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby ratifies and confirms all actions the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and  in  the  discretion  of  such  attorneys  and  proxies  and  their substitutes  with respect to any other  matters as may properly  come before the
Special Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND AGAINST PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                           TRI-CONTINENTAL CORPORATION
       SOLICITATION OF PROXIES BY WESTERN INVESTMENT HEDGED PARTNERS L.P.

                             YOUR VOTE IS IMPORTANT

   Please take a moment now to vote your shares of Tri-Continental Corporation common stock for the upcoming Special Meeting of stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:

1.   VOTE BY  TELEPHONE  - Please  call  toll-free  from the U.S.  or  Canada at
     1-866-849-9667,  on a touch-tone telephone.  If outside the U.S. or Canada, call 1-215-521-1346.  Please follow the simple recorded  instructions.  You will be required to provide the unique control number shown below.

                                       OR

2.   VOTE BY  INTERNET  -  Please  access  HTTPS://WWW.PROXYVOTENOW.COM/TY,  and follow  the  simple  instructions.  Please  note you must type an "s" after http.  You will be  required  to provide the unique  control  number  shown below.

                            -----------------------

            CONTROL NUMBER:

                            -----------------------

      You may vote by telephone or Internet 24 hours a day, 7 days a week.
              Your telephone or Internet vote authorizes the named
                 proxies to vote your shares in the same manner
             as if you had marked, signed and returned a proxy card.

                                       OR

3.   VOTE  BY  MAIL - If you do not  wish to  vote  by  telephone  or  over  the
     Internet,  please sign, date and return the GOLD proxy card in the envelope provided,  and  mail to:  Western  Investment  Hedged  Partners  L.P.,  c/o
     Innisfree  M&A  Incorporated,  FDR  Station,  P.O. Box 5155,  New York,  NY
     10150-5155.

                 TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

GOLD PROXY CARD
COMMON STOCK

WESTERN  INVESTMENT  HEDGED  PARTNERS  L.P.  ("WESTERN")  RECOMMENDS  A VOTE FOR
PROPOSAL NO. 1 AND AGAINST PROPOSAL NO. 2.

1.   PROPOSAL NO. 1: Western's proposal to elect its slate of director nominees, each  to hold  office  until  the  2009  annual  meeting  of the  Company's stockholders and until their successors are elected and qualify.

         Nominees:                 FOR ALL    WITHHOLD AUTHORITY TO    FOR ALL EXCEPT NOMINEE(S)
         (01) Arthur D. Lipson,    NOMINEES   VOTE FOR ALL NOMINEES          WRITTEN BELOW
         (02) Paul DeRosa,           [ ]                 [ ]           ________________________
         (03) David B. Ford                                            ________________________

2.   PROPOSAL NO. 2: The Company's proposal to approve an
     amendment to the Company's charter to provide that the
     presence in person or by proxy of stockholders entitled
     to cast at least one-third (1/3) of all of the votes
     entitled to be cast at a stockholder meeting
     constitutes a quorum, unless a higher percentage is    FOR  AGAINST ABSTAIN
     specified in the Bylaws of the Company.                [ ]    [ ]     [ ]

3.   To vote and otherwise  represent the  undersigned  on any other matter that may  properly  come  before  the  Special  Meeting  or any  adjournment  or postponement  thereof,  including  voting  on  adjournment  of the  Special
     Meeting with respect to one or more matters in the  discretion of the proxy holder.

                                             DATE:  ____________________________

                                            ------------------------------------
                                                                     (Signature)
                                            ------------------------------------
                                                    (Signature, if held jointly)
                                            ------------------------------------
                                                                         (Title)

                                    WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
                                  SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
                                  TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
                                     WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS ON THIS PROXY.